AUSTRALIAN-CANADIAN OIL
                              ROYALTIES LTD.

                 Notice of Annual Meeting of Stockholders
                       to be held October 24, 2003


Cisco, Texas
September 30, 2003

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of
Australian-Canadian Oil Royalties Ltd. will be held on October 24, 2003 at 1304 Avenue L, Cisco, Texas. The meeting will convene at 10:00 a.m. (CST) for the following purposes:

       (1)     For the election of directors:

       (2) To ratify the selection of Robert Early & Company, P.C. as independent auditor for 2003; and

       (3) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on September 29, 2003, will be entitled to vote at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.


Ely Sakhai
President

                             PROXY STATEMENT

                  AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
                              1301 Avenue M
                            Cisco, Texas 76437

The following information is furnished to stockholders of Australian-Canadian Oil Royalties Ltd. in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders to be held on October 24, 2003 and at any adjournment thereof. All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

Any Australian-Canadian Oil Royalties Ltd. shareholder has the power to revoke his Proxy before its exercise at the Annual Meeting or any adjournment thereof by: (1) giving written notice of revocation to the Secretary of the Company, Robert Kamon, P.O. Box 1629, Cisco, Texas 76437, prior to the Annual meeting; (2) giving written notice of revocation to the Secretary at the Annual Meeting; or (3) signing and delivering a Proxy bearing a later date. However, the mere presence at the Annual Meeting of a shareholder who has executed and delivered a valid Proxy will not revoke such Proxy.

There are no dissenters' rights of appraisal. Neither the By-laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

This proxy statement will be transmitted to stockholders on or about September 30, 2003.

                               RECORD DATE

Holders of shares of common stock of the Company of record at the close of business on September 29, 2003 will be entitled to vote at the Annual Meeting of Stockholders. The proxy statement will be transmitted to stockholders on or about September 30, 2003.

                                  VOTING

The voting securities of the Company entitled to vote at the meeting consist of shares of the no par value common stock of the Company with each share entitling its owner to one vote. Cumulative voting is not allowed. The number of outstanding shares (exclusive of treasury shares) at the close of business on September 29, 2003 was 6,722,387 shares.

The holders of record of 50.1% of the outstanding shares of Common Stock of the Company will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstain vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

                          ELECTION OF DIRECTORS

At the Meeting, five directors are to be elected who shall hold office until the next following Annual Meeting of Shareholders or until their successors are duly elected and qualified. In the absence of specific directions, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below. However, should the person solicited make certain specifications as to any matter to be voted, these shares will be voted in accordance with the specifications so made. If one or more of the nominees named below is not a candidate for election as a director or directors at the meeting - an event which the Company does not anticipate - the proxy will be voted for a substitute nominee or nominees and the others named below. Management's nominees for these directorships are set out below giving their ages and position to be held.

      Name                       Age              Position
   --------------------         ----            ---------------------
   Ely Sakhai                    51             President & Director

   Robert Kamon                  76             Secretary & Director

   Kenneth W. Campbell           73             Director

   Larry Braun                   59             Director

   William A. Randall            62             Director


The above named directors have served since the date of incorporation, April 28, 1997. There are no family relationships between the directors.

Ely Sakhai, Director and President, is a civil engineering graduate of First New York City Community College. He has been engaged in the art gallery business in New York City for the last sixteen years. He is a respected businessman and highly respected for his successful enterprises.

Robert Kamon, Director and Secretary, is a petroleum engineering graduate of the University of Texas at Austin, Texas. Mr. Kamon has been President of three NASDAQ listed companies. He is currently the President of several private companies - Australian Grazing and Pastoral Co. Pty. Ltd. since 1954, International Oil Lease Service Corp. since 1961, and Tensleep Oil and Production Inc. since 1989.

Kenneth W. Campbell, Director, is a graduate of the University of Brandon (Manitoba, Canada). He is President of Solar Energy Resources, Ltd., a privately held independent Canadian oil and gas producer.

Larry Braun, Director, is a business graduate of the University of Texas at Austin, Texas. He is President and Owner of Cordoba Resources Ltd., a private oil and gas company.

William A. Randall, Director, is a graduate of the University of British Columbia and has an LLB degree from the University of British Columbia. He has been a practicing commercial attorney for the last thirty years, and is currently a partner in the Vancouver firm of McLachlan Brown Anderson.

Vote required and recommendation of the Board

   An affirmative vote of the holders of a majority of the issued and outstanding shares of Common stock is necessary for the election of directors.

   The Board of Directors recommends a vote "FOR" the above named directors to be elected as directors to hold office until the next Annual Meeting or until their successor is duly elected and qualified.



                       BOARD AND COMMITTEE MEETINGS

Five meetings were held during the fiscal year ended December 31, 2002. The Board of Directors has no standing audit, nominating, or compensation committee. All directors participated in at least 75% of the meetings.

                                MANAGEMENT

All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified.

The following table sets forth certain information with respect to the executive officers, which have served the Company since its inception:

      Name                       Age              Position
   --------------------         ----            ---------------------
   Ely Sakhai                    51             President
   Robert Kamon                  76             Secretary/Treasurer

Following the annual meeting the newly elected directors will elect officers for the next year.

                               COMPENSATION

Value of the office space used by ACOR was $1,200* for 2002.

Value of the time cost by ACOR executives was $2,000* for 2002.

*These have been recorded as expenses and contributed capital in the financials in their respective period.

The executive officers of ACOR have received no salary, bonus or stock compensation since the organization of the Company. The Company has no bonus, pension, or profit sharing plans. The Company pays for copies, phone usage, travel expenses and other labor to non-related parties.

Compensation of Directors: Currently directors are not compensated for attendance at meetings of the Board, although certain travel expenses relating to attending meetings are reimbursed.

                            PERFORMANCE GRAPH

The Company is listed in Standard & Poor's. The stock is also listed on the OTC: Bulletin Board (Symbol: AUCAF). The Company's principal market makers are Knight Securities, Inc., Wien Securities Corp., Hill Thompson Magid & Company, Inc., Wm. V. Frankel & Co., Inc., Schwab Capital Markets Inc., M. H. Meyerson & Co., Inc., and GVR Company. No performance graph is available because the Company has been listed on the Bulletin Board for slightly over two (2) years. The opening stock price was $1.88 on January 24, 2001. The asked price for the stock was $2.00 on December 31, 2002. The current asked price for the stock is $2.00.

Subsequent reports filed with the Securities and Exchange Commission will report a performance graph when appropriate.

                           CERTAIN TRANSACTIONS

No transactions occurred during the year ended December 31, 2002 between officers and directors and the Company, except for foreign leasing. Several of the officers and directors of the Company have invested in the oil and gas business, either directly or through entities in which they have an interest. Certain of these interests could directly compete with the interests of the Company. Although the Company is not aware of any present conflicts of interests, such present or future activities on the part of the officers and directors could directly compete with the interests of the Company. If the Company should enter into future transactions with its officers, directors or other related parties, the terms of any such transactions will be as favorable to the Company as those which could be obtained from an unrelated party in an arm's length transaction.

                          PRINCIPAL STOCKHOLDERS

The following table sets forth as of September 29, 2003 information concerning the beneficial ownership of common stock by all holders of over 5%, by all directors and all directors and officers of the Company as a group based on 6,722,387 shares outstanding.

                Name and Address             Number of      Percent
Title of Class  of Beneficial Owner         Shares Owned   of Class
--------------  --------------------------  ------------   --------
Common Stock    Robert Kamon* (869,273)        2,541,273     37.80%
No Par Value    Tensleep Oil & Production,
                  Inc. (908,000)
                International Oil Lease
                  Service Corp. (407,000)
                1304 Avenue L
                Cisco, Texas 76437

Common Stock    Ely Sakhai                    1,677,273     24.95%
No Par Value    10 Windsor Dr.
                Old Westbury, NY 11568

Common Stock    Kenneth Campbell                150,000      2.23%
No Par Value    107 Triune Bay
                Calgary, Alberta T1X 1G4
                Canada

    (table continued below)
                                    5

                Name and Address             Number of      Percent
Title of Class  of Beneficial Owner         Shares Owned   of Class
--------------  --------------------------  ------------   --------
  (table continued)
Common Stock    William A. Randall               20,000      0.30%
No Par Value    938 Howe St., 10th Floor
                Vancouver, British Columbia V6Z 1N9
                Canada

Common Stock    Larry Braun                        None      0.00%
No Par Value    226 Lake Fraser Place, SE
                Calgary, Alberta T2J 3T5
                Canada

All directors and officers as a group
(4 persons)                                   4,388,546     65.28%

Common Stock    Jan Soleimani                   800,000     11.90%
No Par Value    21 Windsor Drive
                New York, NY  11568

Common Stock    Robert Thorpe                   445,424      6.63%
No Par Value    1811 Sullivan Lane
                Bardstown, KY 40004

     *Robert Kamon is President of Tensleep Oil & Production, Inc. and International Oil Lease Service Corp.

     There are no family relationships between the proposed directors.

Note: The stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them. The owners have no rights to acquire additional shares through options, warrants, rights, or conversion privileges within the next sixty days. The present principal owners have not sold any of the original 4,000,000 shares since incorporation, except that International Oil Lease Service Corp., an original stockholder, sold 592,000 shares on December 1, 1997 to Robert Kamon, prior to the Company initiating its 504 Regulation D issue.

Management is not aware of any current arrangements which would result in a change of control of the Company.

                RATIFICATION OF THE SELECTION OF AUDITORS

Robert Early & Company, P.C. audited the Company's financial statements for the years ended December 31, 1997, 1998, 1999, 2000, 2001 and 2002.
The Board of Directors recommends that the shareholders ratify the selection of Robert Early & Company, P.C. to audit the accounts for 2003 of the Company and the Board of Directors recommends that shareholders vote FOR this proposal.

Vote required and recommended by the Board

    The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to ratify Robert Early & Company, P.C. as the Company's auditor for 2003.

    The Board of Directors recommends a vote "FOR" approval of this proposal.

                                    6



                           FINANCIAL STATEMENTS

The SEC Form 10-KSB of the Company for the year ended December 31, 2002, including audited financial statements, accompanies this Proxy Statement.

                              OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgment on such matters.

                          STOCKHOLDERS PROPOSALS

Any interested stockholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before March 1, 2004. Any stockholder so interested may do so by submitting such proposal to: Australian-Canadian Oil Royalties Ltd., Attention: Robert Kamon, P. O. Box 1629, Cisco, Texas 76437.

                            PROXY SOLICITATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own common stock of the Company listed in the names of nominees and will reimburse said banks and brokers for the reasonable out-of- pocket expenses of such solicitation. In addition to the use of the mail, solicitation may be made by the employees of the Company by telephone, e-mail and/or personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Ely Sakhai
President

Cisco, Texas
September 30, 2003


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                  PROXY
                  AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.
                     (A British Columbia Corporation)
                      1301 Avenue M   P. O. Box 1629
                         Cisco, Texas 76437-1629

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                  AUSTRALIAN-CANADIAN OIL ROYALTIES LTD.

The undersigned hereby appoints Ely Sakhai and Robert Kamon, or either of them (with full power to act alone and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the common stock of Australian-Canadian Oil Royalties Ltd. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on October 24, 2003 at 10:00 a.m. (Central Standard Time) and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstain vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

   (1) To elect as directors the following nominees: Ely Sakhai, Robert Kamon, Kenneth Campbell, Larry Braun and William Randall.

   [  ]  FOR all the foregoing nominees
   [  ]  WITHHOLD AUTHORITY to vote for all of the foregoing nominees
   [  ]  ABSTAIN

   Note: To withhold authority for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

   (2) To ratify the selection of Robert Early & Company, P.C., as the independent auditor for 2003.

          VOTE FOR       VOTE AGAINST        ABSTAIN
           [  ]            [  ]               [  ]

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). In the absence of specific directions, this Proxy will be voted for the election of the directors named and for the ratification of the selection of independent accountants. If any other business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.

Dated: _______________________     ___________________________________
                                   Signature of Stockholder(s)

                                   ___________________________________
                                   Signature of Stockholder(s)

I/We will be attending the meeting. Number attending: _________. Please respond by October 15th or call 1-800-290-8342 to make your reservation.